UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2013

KB HOME

(Exact name of registrant as specified in its charter)

Delaware	1-9195	95-3666267
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10990 Wilshire Boulevard, Los Angeles, California		90024
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 231-4000

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Convertible Notes Offering

On January 29, 2013, KB HOME (the “Company”) completed its offering of $200,000,000 in aggregate principal amount of its 1.375% Convertible Senior Notes due 2019 (the “Notes”). The Company filed a prospectus supplement, dated January 23, 2013, under its Registration Statement on Form S-3ASR (No. 333-176930) with respect to the offering of the Notes. Exhibits are filed herewith in connection with the issuance of the Notes.

Common Stock Offering

In addition, on January 29, 2013, the Company completed its offering of 6,325,000 shares of its Common Stock, par value $1.00 per share, including 825,000 shares as to which the underwriters of the offering exercised their option to purchase additional shares, at a price to the public of $18.25 per share. The Company filed a prospectus supplement, dated January 23, 2013, under its Registration Statement on Form S-3ASR (No. 333-176930) with respect to the offering of the Common Stock. Exhibits are filed herewith in connection with the issuance of the Common Stock.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement, dated January 23, 2013, relating to the Company’s 1.375% Convertible Senior Notes due 2019.

1.2	Underwriting Agreement, dated January 23, 2013, relating to the Company’s Common Stock.

4.30	Officers’ Certificate and Guarantors’ Officers’ Certificate dated January 29, 2013, establishing the form and terms of the Notes.

4.31	Form of 1.375% Convertible Senior Note due 2019.

5.7	Opinion of Munger, Tolles & Olson LLP Relating to the Notes.

5.8	Opinion of Munger, Tolles & Olson LLP Relating to the Common Stock.

5.9	Opinion of Parsons Behle & Latimer Relating to the Notes.

5.10	Opinion of Graves, Dougherty, Hearon & Moody, P.C. Relating to the Notes.

23.5	Consent of Munger, Tolles & Olson LLP (included in Exhibit 5.7).

23.6	Consent of Munger, Tolles & Olson LLP (included in Exhibit 5.8).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2013

KB Home

By:	/s/ JEFF J. KAMINSKI
Jeff J. Kaminski
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated January 23, 2013, relating to the Company’s 1.375% Convertible Senior Notes due 2019.

1.2	Underwriting Agreement, dated January 23, 2013, relating to the Company’s Common Stock.

4.30	Officers’ Certificate and Guarantors’ Officers’ Certificate dated January 29, 2013, establishing the form and terms of the Notes.

4.31	Form of 1.375% Convertible Senior Note due 2019.

5.7	Opinion of Munger, Tolles & Olson LLP relating to the Notes.

5.8	Opinion of Munger, Tolles & Olson LLP relating to the Common Stock.

5.9	Opinion of Parsons Behle & Latimer Relating to the Notes.

5.10	Opinion of Graves, Dougherty, Hearon & Moody, P.C. Relating to the Notes.

23.5	Consent of Munger, Tolles & Olson LLP (included in Exhibit 5.7).

23.6	Consent of Munger, Tolles & Olson LLP (included in Exhibit 5.8).